--------------------------------------------------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               450 Fifth Street NW
                             Washington, D.C. 29549

                                 --------------

                                    Form 8-K

                                 --------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):          February 15, 2005
                                                           ---------------

                                 --------------

                                  First Bancorp
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         North Carolina                 0-15572                56-1421916
------------------------------        -----------         ----------------------
  (State or Other Jurisdiction        (Commission         (I.R.S. Employer
       of Incorporation)              File Number)        Identification Number)

                       341 North Main Street, Troy, North
                                 Carolina 27371
                  --------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (910) 576-6171
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if changed since last report)


-------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


 ----------------------------------------------------------------------

                                  First Bancorp
                                      INDEX

                                                                       Page


Item 1.01 - Entry into a Material Definitive Agreement                   3

Item 9.01 - Financial Statements and Exhibits                            3

Signatures                                                               4

Exhibit 99 (a) Advances and Security Agreement                      Exhibit

Item 1.01 - Entry into a Material Definitive Agreement

     Effective February 15, 2005, the Registrant entered into a new Advances and Security Agreement with the Federal Home Loan Bank of Atlanta ("FHLB") that supercedes previous agreements. This agreement provides for the Registrant to be able to participate in the FHLB's credit programs. In order to borrow under the terms of this agreement, the Registrant must have sufficient levels of collateral acceptable to the FHLB, as defined in the FHLB's collateral policy. Any borrowings that the Registrant obtains from the FHLB are secured by the Registrant's capital stock held in the FHLB, cash balances held at the FHLB, and blanket liens on the Registrant's residential loan portfolio, commercial mortgage loan portfolio, multifamily mortgage loan portfolio and home equity loan portfolio. The amount of credit available to the Registrant under the agreement will vary from time to time depending on the amount of collateral that the Registrant has available to pledge to the FHLB. The aforementioned agreement is attached as Exhibit 99(a).

Item 9.01 - Financial Statements and Exhibits

     Exhibit 99(a) - Advances and Security Agreement

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           First Bancorp


     February 22, 2005                By:  /s/ James H. Garner
                                           -------------------------------------
                                           James H. Garner
                                           President and Chief Executive Officer